SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007

DAVE & BUSTER’S, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-15007	43-1532756
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification Number)

2481 Manana Drive

Dallas TX 75220

(Address of principal executive offices)

Registrant’s telephone number, including area code:      (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 30, 2007, Dave & Buster’s, Inc. (“Registrant”) announced Starlette Johnson has been named President and Chief Operating Officer, effective April 2, 2007.  Ms. Johnson, 43, has served as Senior Vice President and Chief Strategic Officer since June 2006.  From 2004 to June 2006, she was an independent consultant to restaurant, retail and retail services companies.  From 1995 to 2004, she served in various capacities (most recently as Executive Vice President and Chief Strategic Officer) of Brinker International, Inc.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release dated March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.

Date: April 4, 2007	By:	/s/ Jay L. Tobin
Jay L. Tobin
Senior Vice President